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                                 EXHIBIT 10-i

                             AMENDMENT NUMBER FIVE
                                      TO
                            AMSOUTH BANCORPORATION
                     LONG TERM INCENTIVE COMPENSATION PLAN


          Pursuant to approval by the Board of Directors of AmSouth Bancorporation, the AmSouth Bancorporation Long Term Incentive Compensation Plan is hereby amended, effective May 19, 1994, by deleting therefrom the provisions of Section 1.3(b) and inserting in lieu thereof the following:

          "(b) Any shares of Common Stock to be delivered by the Company upon the grant of Restricted Stock Awards or the exercise of Options or Stock Appreciation Rights shall, at the discretion of the Company, be issued from the Company's authorized but unissued shares of Common Stock, be transferred from any available treasury stock, or be purchased in the open market."

          IN WITNESS WHEREOF, AmSouth Bancorporation has adopted and approved this Amendment Number Five to the AmSouth Bancorporation Long Term Incentive Compensation Plan by act of its Board of Directors and has caused same to be executed in its name and on its behalf this 23rd day of December, 1994.

                                             AMSOUTH BANCORPORATION



                                             By /s/ John W. Woods
                                                ------------------------
                                                John W. Woods
                                                Chairman of the Board, President
                                                and Chief Executive Officer



ATTEST:

/s/ Carl L. Gorday
------------------------------
Assistant Secretary